Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)                                  Corporate Profile

At June 30, 2005

•                                          $12.6 billion financial holding company headquartered in Minnesota - 47th largest1 bank in the U.S. based on asset size and 38th largest1 based on market cap

•                                          435 bank branches in six states

•                                          1,151 TCF EXPRESS TELLER® ATMs, 622 off-site

•                                          12th largest issuer of VISA® Classic debit cards2

•                                          22nd largest overall issuer of VISA® debit and credit cards2

•                                          ROA 2.13%; ROE 28.74%; ROTE3 34.66%

•                                          1,595,001 checking accounts

1  Source: CapitalBridge, 3/31/05

2  Source: VISA® 1Q05

3  Excludes the impact of intangible amortization expense (See reconciliation slide in the appendix)

2.)                                  Corporate Profile

At June 30, 2005

	At 6/30/05	At 1/1/00
Traditional	177	136
Supermarket	250	195
Campus	8	7
Total	435	338

	At 6/30/05	At 1/1/00
Minnesota	102	82
Illinois	197	150
Michigan	61	64
Wisconsin	34	31
Colorado	35	10
Indiana	6	1
Total	435	338

3.)                                  What Makes TCF Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          TCF EXPRESS TELLER® ATMs

•                                          Debit cards

•                                          Phone banking

•                                          TCF Totally Free OnlineSM banking (889,000 Internet banking accounts)

•                                          De Novo Expansion

TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Starting new businesses

•                                          Offering new products and services

4.)                                  What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

Power Assets® (consumer home equity and other loans, commercial real estate and business loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•                                          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                  Share Repurchase Program

•                                          Repurchased 1,250,000 shares of common stock during the 2005 second quarter at an average cost of $25.44 per share

•                                          Since 1/1/98:

                                                •                  TCF repurchased 57 million shares at an average cost of $18.08 per share

                                                •                  $1 billion investment

                                                •                  $1.5 billion value at 6/30/05

•                                          At 6/30/05, 7.1 million shares remain available to purchase under board authorizations

6.)                                  Return of Net Income to Shareholders

	Stock	Dividends		Net	% of Net
	Repurchase	Paid	Total	Income	Income
	($ millions)

2001	$148.0	$77.5	$225.5	$207.3	109%
2002	148.0	86.5	234.5	232.9	101
2003	150.4	93.0	243.4	215.9	113
2004	116.1	104.0	220.1	255.0	86
2005*	82.4	57.6	140.0	134.1	104

Total	$644.9	$418.6	$1,063.5	$1,045.2	102%

*                 Year-to-date

7.)                                  Consumer Home Equity Lending +20%*

Loan-to-value

	12/01	12/02	12/03	12/04	6/05
	($ millions)

80% or less	$1,178.8	$1,488.5	$1,816.7	$2,149.4	$2,406.5
Over 80 to 90%	$802.1	$1,028.2	$1,370.5	$1,750.5	$1,803.0
Over 90 to 100%	$396.3	$385.0	$361.4	$449.3	$531.6
Over 100%	$66.6	$53.9	$39.5	$32.8	$28.6

Total	$2,444	$2,956	$3,588	$4,382	$4,770

*                 Twelve-month growth rate

8.)                                  Consumer Home Equity Loans

At June 30, 2005

•                                          68% amortizing loans, 32% lines of credit

•                                          52% variable rate (prime based) and 48% fixed rate

•                                          66% are 1st mortgages, 34% are 2nd mortgages

•                                          Average home value of $205,791

•                                          Yield 6.78%

•                                          Over-30-day delinquency rate .34%

•                                          Net charge-offs: 2005 = .10%*, 2004 = .09%, 2003 = .11%

•                                          Average loan-to-value 75%

•                                          Average FICO score 718

*                                         Annualized

9.)                                  Commercial Lending +9%*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Commercial Real Estate	$1,622.5	$1,835.8	$1,916.7	$2,154.4	$2,202.8
Commercial Business	$422.4	$440.1	$427.7	$424.1	$448.0

Total	$2,045	$2,276	$2,344	$2,579	$2,651

*                 Twelve-month growth rate

10.)                           Commercial Loans

At June 30, 2005

•                                          Commercial real estate

•                                          25% apartment loans

•                                          20% office building loans

•                                          6% hotel loans

•                                          Commercial business — $448 million

•                                          Yield 5.63%

•                                          Over-30-day delinquency rate .04%

•                                          Net (recoveries) charge-offs: 2005 = (.19)%*, 2004 = .03% , 2003 = .09%

•                                          Approximately 99% of all commercial loans secured

•                                          CRE location mix: 94% Midwest, 6% Other

*                 Annualized

11.)                           Leasing and Equipment Finance +9%*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Leasing and Equipment Finance	$957	$1,039	$1,160	$1,375	$1,420

*                 Twelve-month growth rate

12.)                           Leasing and Equipment Finance

At June 30, 2005

•                                          38th largest equipment finance/leasing company in the U.S.1

•                                          Equipment type

•                                          32% manufacturing and construction

•                                          17% specialty vehicle

•                                          15% technology and data processing

•                                          13% medical

•                                          23% other

•                                          Yield 7.02%

•                                          Uninstalled backlog of $227.3 million; up $32 million from year-end 2004

•                                          Over-30-day delinquency rate .44%

•                                          Net charge-offs: 2005 = .22%*, 2004 = .43%, 2003 = .69%

•                                          $18.8 million leveraged lease with Delta Airlines

*                 Annualized

1                    Source: Equipment Leasing Association; 6/05

13.)                           Allowance for Loan & Lease Losses

	12/01		12/02		12/03		12/04		6/05
	($ millions)

Allowance for Loan & Lease Losses	$75.0		$77.0		$76.6		$79.9		$76.4
Net Charge-offs (NCO)	$12.5		$20.0		$12.9		$9.5		$1.5

As a % of Loans & Leases:
Allowance	.91%		.95%		.92%		.85%		.78%
NCO	.15%		.25%		.16%		.11%		.03	% [1]
Coverage Ratio	6.0	X	3.8	X	5.9	X	8.4	X	26.1	X

1                    Annualized

14.)                           Delinquencies (Over 30-day)1

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Delinquencies	$46.8	$46.3	$38.7	$34.4	$32.0

Delinquencies (percent)	.57%	.57%	.47%	.37%	.33%

1                    Excludes non-accrual loans and leases

15.)                           Non-Performing Assets

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Non-Accrual Loans and Leases	$52.0	$43.6	$35.4	$46.9 *	$41.7 *
Real Estate Owned	$14.6	$26.6	$33.5	$17.2	$17.3
Total	$66.6	$70.2	$68.9	$64.1	$59.0

Reserves/NAs:	144%	176%	216%	170%	183%
NPAs/Assets:	.59%	.58%	.61%	.52%	.47%

                *Includes Delta leveraged lease of $8.8 million

16.)         Retail Banking

17.)                           Checking Accounts +6%*

	12/01	12/02	12/03	12/04	6/05
	(000s)

Supermarket Branches	496	549	608	652	681
Traditional & Campus Branches	753	789	836	883	914

Total	1,249	1,338	1,444	1,535	1,595

*                 Twelve-month growth rate

18.)                           Banking Fees and Other Revenue1

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$65.6	$71.8	$81.6	$86.6	$87.3
Second Quarter	$74.7	$84.1	$92.6	$103.7	$99.1
Third Quarter	$75.1	$87.4	$93.8	$102.2	$—
Fourth Quarter	$77.6	$91.1	$90.0	$97.9	$—

Total	$293	$334	$358	$390	$186

1                    Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

19.)                           Retail Checking Deposits +12%*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Supermarket Branches	$591	$695	$829	$1,000	$1,061
Traditional & Campus Branches	$1,715	$1,903	$2,146	$2,565	$2,627

Total	$2,306	$2,598	$2,975	$3,565	$3,688

Average Rate:	.07%	.05%	.01%	.22%	.42%

*                 Twelve-month growth rate

20.)                           Retail Savings and Money Market Deposits

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Money Market	$879.9	$791.3	$745.8	$590.6	$549.9
Savings	$1,113.4	$1,794.6	$1,771.1	$1,812.9	$1,933.2

Total	$1,993	$2,586	$2,517	$2,404	$2,483

Average Rate:	.86%	.84%	.40%	.53%	.91%

21.)                           Card Revenue +27%*

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$8.1	$10.2	$13.2	$13.5	$17.6
Second Quarter	$9.3	$11.8	$14.8	$16.0	$19.8
Third Quarter	$10.1	$12.1	$12.9	$16.3	$—
Fourth Quarter	$10.1	$13.1	$12.1	$17.7	$—

Total	$37.6	$47.2	$53.0	$63.5	$37.4

Sales Volume:	$2,560	$3,216	$3,899	$4,735	$2,684	[1]

Average off-line interchange rate:	1.55%	1.55%	1.43%	1.40%	1.40%[1]

1                    Year-to-date

*                 YTD growth rate (‘05 vs. ‘04)

22.)                           Card Revenue

•                                          12th largest issuer of Visa® Classic debit cards1

•                                          22nd largest overall issuer of Visa® debit and credit cards1

•                                          18% increase in sales volume2

•                                          Revenue of $19.7 million in 2Q05, an increase of 23%2

•                                          Number of active accounts up 50,544 or 7%2

•                                          15.3 transactions per month on active cards, up 14%2

1                    Source: VISA, 1Q05

2                    2Q05 vs. 2Q04

23.)                           Small Business Checking Deposits +14%*

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Small Business Checking Deposits	$313	$380	$461	$546	$583
Average Rate	0%	0%	0%	0%	0%
# of accounts	79,865	91,385	102,557	113,605	119,743

*                 Twelve-month growth rate

24.)                           Small Business Checking Accounts

At June 30, 2005

•                                          $583 million in 0% interest checking account deposits

•                                          Small business loans up to $500,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                                          73,323 TCF Business Check CardsSM

•                                          Introduced TCF Miles Plus Business Check CardSM loyalty program to business banking customers

25.)	Total New Branches
Branches opened since January 1, 2000

		Traditional		# of Branches
	Supermarket	and Campus	Total	Opened	Percent of Total
	(#)

12/00	21	3	24	25	6.8%
12/01	41	8	49	26	13.1%
12/02	56	20	76	27	19.2%
12/03	61	34	95	19	23.7%
12/04	72	53	125	30	29.1%
6/05	74	58	132	7	30.3%
2005 Forecast	79	74	153	21	33.6%

26.)                           New Branch Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income ($ 000s)

Supermarket Branch	$(220)	$(48)	$31	$90	$132	$177	$204	$235	$269	$294
Traditional Branch	$(362)	$(32)	$157	$320	$384	$491	$570	$555	$630	$692

Capital Expenditure: $237,000 Supermarket branch, $3 million Traditional branch

Includes deposits and consumer lending

27.)	New Branch Total Deposits +80%*
Branches opened since January 1, 2000

	12/00	12/01	12/02	12/03	12/04	6/05
	($ millions)

Deposits	$52	$97	$250	$353	$570	$843

*                 Twelve-month growth rate

28.)                           New Branch Total Checking Accounts +35%*

                                                Branches opened since January 1, 2000

	12/00	12/01	12/02	12/03	12/04	6/05
	(000s)

Checking Accounts	12	42	83	142	206	239

*                 Twelve-month growth rate

29.)                           New Branch Banking Fees & Other Revenue1 +38%*

                                                Branches opened since January 1, 2000

	2000	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$—	$1.0	$2.8	$5.4	$9.1	$13.8
Second Quarter	$0.2	$1.6	$4.1	$7.3	$13.4	$17.2
Third Quarter	$0.5	$2.0	$4.4	$7.9	$14.0	$—
Fourth Quarter	$0.8	$2.6	$5.4	$8.4	$14.5	$—

Total	$2	$7	$17	$29	$51	$31

1                    Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue.

*                 Twelve-month growth rate

30.)                           Campus Banking

At June 30, 2005

•                                          Alliances with the University of Minnesota and University of Michigan plus eight other colleges, including the latest agreement with DePaul University in Chicago

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          85,980 total checking accounts

•                                          $141.2 million in deposits

31.)                           New Products and Services

•                                          Miles PlusSM Card Loyalty Programs

•                                          Premier (Retail)

•                                          Small Business

•                                          TCF Check CashingSM and Money Transfers

•                                          TCF Express Coin ServiceSM coin counters

•                                          TCF index Investment StrategiesSM

•                                          TCF Visa® Gift Card

•                                          American Express® Travelers Cheque Card

•                                          Medical equipment leasing

32.)                           Premier Checking & Savings Deposits +123%*

	6/30/04	9/30/04	12/31/04	3/31/05	6/30/05
	(000s)
Premier Checking Accounts	$202	$291	$397	$525	$627
Premier Savings Accounts	$67	$156	$244	$324	$370
Total	$269	$447	$641	$849	$997

Average Rate:	1.21%	1.48%	1.86%	2.03%	2.21%

*Twelve-month growth rate

33.)                           Diluted EPS +10%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005[1]

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$1.00

*  Year-to-date growth rate (‘05 vs. ‘04)

1  Year-to-date

34.)                           Dividend History +13%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.43

Dividend payout ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	43%

10-year compounded annual growth rate 20%

Ranks 6th of the Top 50 Banks1

1  Source: CapitalBridge

*  Annual growth rate (‘05 vs. ‘04)

35.)                           Net Income +7%*

	2001	2002	2003	2004	2005[1]
	($ millions)

First Quarter	$48.2	$56.3	$60.1	$60.7	$63.5
Second Quarter	$52.0	$58.0	$60.3	$65.2	$70.6
Third Quarter	$52.9	$58.9	$36.0	$61.7	$—
Fourth Quarter	$54.2	$59.8	$59.5	$67.4	$—

Total	$207	$233	$216	$255	$134

1  Year-to-date

*  YTD growth rate (‘05 vs. ‘04)

36.)                           Net Interest Income +8%*

	2001	2002	2003	2004	2005[1]
	($ millions)

First Quarter	$113.8	$124.5	$122.4	$118.4	$129.1
Second Quarter	$119.3	$124.3	$119.8	$122.4	$131.3
Third Quarter	$122.4	$123.8	$119.9	$124.5	$—
Fourth Quarter	$125.7	$126.6	$119.1	$126.5	$—

Total	$481	$499	$481	$492	$260

Net Interest Margin:	4.51%	4.71%	4.54%	4.54%	4.54	% [1]

1  Year-to-date

*  Year-to-date growth rate (‘05 vs. ‘04)

37.)                           Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2005	2004	Change
Net interest income	$260.3	$240.9	8.1%
Fees & other revenue:
Banking	186.4	190.3	(2.1)
Other	33.8	35.5	(4.8)
Total fees and other revenue	220.2	225.8	(2.5)
Gains on Sales of Securities	9.7	12.7	(23.6)
Total non-interest income	229.9	238.5	(3.6)
Total revenue	490.2	479.4	2.3
Provision for credit losses	(2.0)	4.2	N.M.
Non-interest expense	298.4	284.6	4.8
Net income	$134.1	$125.9	6.5

Diluted EPS	$1.00	$.91	9.9
ROA	2.13%	2.15%	(0.02	)bps
ROE	28.74%	26.82%	1.92	bps

 N.M. Not meaningful

38.)                           Power ProfitsSM

Average Balance ($ millions)

Profit center net income ($ 000s)

		YTD 2005
	Balance	Income	%
Commercial Lending	$2,605	$16,099	12%
Consumer Lending	4,585	27,979	21
Leasing and Equipment Finance	1,401	17,048	13
Total Power Assets®	$8,591	61,126	46

Traditional & Campus Branches (185)	$6,515	34,779	26
Supermarket Branches (250)	1,750	14,261	11
Total Power Liabilities®	$8,265	49,040	37
Total Power Assets & Liabilities		110,166	83
Equity		11,371	8
Total Power Businesses		121,537	91
Gains on Sales of Securities		9,676	7
Treasury Services and Other		2,893	2
Net Income		$134,106	100%

39.)                           Interest Rate Risk Management

Cumulative One Year Positive Gap

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Adjusted Gap	$242	$1,110	$161	$585	$519

Adjusted Gap as a % of Total Assets	2.1%	9.1%	1.4%	4.7%	4.1%

40.)                           Securities Available for Sale and Residential Portfolios

Ending Balance

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Securities available for sale portfolio[1]	$1,575	$2,355	$1,524	$1,622	$1,404
Residential portfolio	2,733	1,800	1,213	1,014	884
Total	$4,308	$4,155	$2,737	$2,636	$2,288

Yield:	6.76%	6.25%	5.55%	5.29%	5.37%
Unrealized Gain / (Loss):	$9.8	$72.3	$8.9	$(2.2)	$2.5

1  Based on historical amortized cost

41.)                           Top 50 Banks¹ - Return on Assets

Quarter Ended March 31, 2005

(Percent)

MELLON FINANCIAL CORP	MEL	2.26%
U S BANCORP	USB	2.17%
TCF FINANCIAL CORP	TCB	2.03%
NATIONAL CITY CORP	NCC	2.02%
SYNOVUS FINANCIAL CP	SNV	1.87%
NORTH FORK BANCORPORATION	NFB	1.71%
WELLS FARGO & CO	WFC	1.71%
MARSHALL & ILSLEY CORP	MI	1.69%
BB&T CORP	BBT	1.66%
MERCANTILE BANKSHARES CORP	MRBK	1.64%
BANK OF AMERICA CORP	BAC	1.59%
UNIONBANCAL CORP	UB	1.58%
CITY NATIONAL CORP	CYN	1.55%
PNC FINANCIAL SVCS GROUP INC	PNC	1.55%
BANK OF NEW YORK CO INC	BK	1.54%
ASSOCIATED BANC CORP	ASBC	1.53%
COMMERCE BANCSHARES INC	CBSH	1.53%
WESTCORP	WES	1.53%
HIBERNIA CORP -CL A	HIB	1.53%
FIFTH THIRD BANCORP	FITB	1.53%
FULTON FINANCIAL	FULT	1.51%
COMERICA INC.	CMA	1.47%
M & T BANK CORP	MTB	1.44%
VALLEY NATL BANC	VLY	1.43%
FIRST HORIZON NATL CORP	FHN	1.43%
COMPASS BANCSHARES INC	CBSS	1.36%
ZIONS BANCORPORATION	ZION	1.35%
REGIONS FINL CORP	RF	1.35%
INVESTORS FINL	IFIN	1.33%
BOK FINANCIAL CORP	BOKF	1.32%
AMSOUTH BANCORPORATION	ASO	1.32%
POPULAR INC	BPOP	1.25%
HUDSON CITY BANCORP	HCBK	1.25%
HUNTINGTON BANCSHARES	HBAN	1.24%
NEW YORK CMNTY BANCORP INC	NYB	1.24%
SKY FINANCIAL GR	SKYF	1.23%
CITIGROUP INC	C	1.22%
WACHOVIA CORP	WB	1.22%
NORTHERN TRUST CORP	NTRS	1.18%
SUNTRUST BANKS INC	STI	1.17%
KEYCORP	KEY	1.11%
COLONIAL BANCGROUP	CNB	1.03%
COMMERCE BANCORP INC/NJ	CBH	1.02%
WEBSTER FINANCIAL CORP	WBS	.98%
SOUTH FINANCIAL	TSFG	.95%
SOVEREIGN BANCORP INC	SOV	.94%
BANKNORTH GROUP INC	BNK	.93%
STATE STREET CORP	STT	.84%
FIRST CITIZENS	FCNCA	.63%
J P MORGAN CHASE & CO	JPM	.48%

AVERAGE		1.39%

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/05

Source: CapitalBridge

42.)                           Top 50 Banks¹ - Return on Equity

Quarter Ended March 31, 2005

(Percent)

TCF FINANCIAL CORP	TCB	27.18%
NATIONAL CITY CORP	NCC	22.69%
FIRST HORIZON NATL CORP	FHN	22.15%
BANK OF AMERICA CORP	BAC	21.96%
U S BANCORP	USB	21.88%
INVESTORS FINL	IFIN	21.66%
VALLEY NATL BANC	VLY	20.60%
MELLON FINANCIAL CORP	MEL	19.98%
WELLS FARGO & CO	WFC	19.20%
COMPASS BANCSHARES INC	CBSS	19.07%
AMSOUTH BANCORPORATION	ASO	18.71%
UNIONBANCAL CORP	UB	18.68%
POPULAR INC	BPOP	18.52%
COMMERCE BANCORP INC/NJ	CBH	18.27%
SYNOVUS FINANCIAL CP	SNV	17.78%
MARSHALL & ILSLEY CORP	MI	17.52%
HUDSON CITY BANCORP	HCBK	17.32%
WESTCORP	WES	17.31%
FIFTH THIRD BANCORP	FITB	16.91%
PNC FINANCIAL SVCS GROUP INC	PNC	16.50%
CITY NATIONAL CORP	CYN	16.47%
HIBERNIA CORP -CL A	HIB	16.35%
CITIGROUP INC	C	16.32%
ASSOCIATED BANC CORP	ASBC	16.15%
BANK OF NEW YORK CO INC	BK	16.08%
NORTHERN TRUST CORP	NTRS	15.96%
HUNTINGTON BANCSHARES	HBAN	15.80%
COMERICA INC.	CMA	15.69%
COMMERCE BANCSHARES INC	CBSH	15.33%
ZIONS BANCORPORATION	ZION	15.30%
BB&T CORP	BBT	15.30%
FULTON FINANCIAL	FULT	14.39%
BOK FINANCIAL CORP	BOKF	14.18%
WACHOVIA CORP	WB	13.99%
KEYCORP	KEY	13.67%
SKY FINANCIAL GR	SKYF	13.52%
STATE STREET CORP	STT	13.49%
NORTH FORK BANCORPORATION	NFB	13.40%
COLONIAL BANCGROUP	CNB	13.22%
M & T BANK CORP	MTB	13.19%
SUNTRUST BANKS INC	STI	13.00%
MERCANTILE BANKSHARES CORP	MRBK	12.35%
REGIONS FINL CORP	RF	11.90%
WEBSTER FINANCIAL CORP	WBS	11.46%
SOVEREIGN BANCORP INC	SOV	10.34%
SOUTH FINANCIAL	TSFG	10.07%
NEW YORK CMNTY BANCORP INC	NYB	9.59%
BANKNORTH GROUP INC	BNK	9.18%
FIRST CITIZENS	FCNCA	7.68%
J P MORGAN CHASE & CO	JPM	6.25%

AVERAGE		15.87%

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/05

Source:  CapitalBridge

43.)                           Top 50 Banks¹ - Net Charge-Offs

Quarter Ended March 31, 2005

(Percent)

UNIONBANCAL CORP	UB	(.07)%
TCF FINANCIAL CORP	TCB	(.02)%
CITY NATIONAL CORP	CYN	(.01)%
NORTHERN TRUST CORP	NTRS	(.01)%
FULTON FINANCIAL	FULT	.02%
MERCANTILE BANKSHARES CORP	MRBK	.03%
VALLEY NATL BANC	VLY	.04%
WEBSTER FINANCIAL CORP	WBS	.04%
INTL BANCSHARES	IBOC	.05%
TRUSTMARK CORP	TRMK	.06%
NORTH FORK BANCORPORATION	NFB	.06%
ASSOCIATED BANC CORP	ASBC	.06%
WACHOVIA CORP	WB	.08%
ZIONS BANCORPORATION	ZION	.11%
MARSHALL & ILSLEY CORP	MI	.11%
COMMERCE BANCORP INC (NJ)	CBH	.11%
BANK OF NEW YORK CO INC	BK	.11%
PNC FINANCIAL SVCS GROUP INC	PNC	.11%
WILMINGTON TRUST	WL	.14%
SUNTRUST BANKS INC	STI	.14%
FIRST CITIZENS	FCNCA	.15%
BOK FINANCIAL CORP	BOKF	.16%
FIRST HORIZON NATL CORP	FHN	.17%
REGIONS FINL CORP	RF	.17%
COMMERCE BANCSH INC (KC)	CBSH	.18%
M & T BANK CORP	MTB	.19%
BANKNORTH GROUP INC	BNK	.21%
COLONIAL BANCGROUP	CNB	.21%
BANCORPSOUTH INC	BXS	.22%
SYNOVUS FINANCIAL CP	SNV	.23%
AMSOUTH BANCORPORATION	ASO	.23%
BB&T CORP	BBT	.28%
CITIZENS BK MICH	CBCF	.31%
KEYCORP	KEY	.34%
NATIONAL CITY CORP	NCC	.35%
COMERICA INC.	CMA	.37%
HIBERNIA CORP	HIB	.37%
FIFTH THIRD BANCORP	FITB	.40%
COMPASS BANCSHARES INC	CBSS	.42%
SOUTH FINANCIAL	TSFG	.45%
HUDSON UNITED BANCORP	HU	.46%
HUNTINGTON BANCSHARES	HBAN	.47%
U S BANCORP	USB	.54%
POPULAR INC	BPOP	.55%
BANK OF AMERICA CORP	BAC	.68%
FIRSTMERIT CORP	FMER	.73%
WELLS FARGO & CO	WFC	.81%
J P MORGAN CHASE & CO	JPM	.81%
SKY FINANCIAL GR	SKYF	1.19%
CITIGROUP INC	C	1.39%

WEIGHTED AVERAGE		.63%

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/05

Source:  CapitalBridge

44.)                           TCF vs. Top 50 Banks¹ - Loan Loss Coverage²

Quarter Ended March 31, 2005

(Multiple)

FULTON FINANCIAL	FULT	75.1	X
NORTHERN TRUST CORP	NTRS	72.8	X
MERCANTILE BANKSHARES CORP	MRBK	50.3	X
UNIONBANCAL CORP	UB	44.1	X
WEBSTER FINANCIAL CORP	WBS	34.9	X
CITY NATIONAL CORP	CYN	32.6	X
INTL BANCSHARES	IBOC	32.6	X
VALLEY NATL BANC	VLY	27.3	X
ASSOCIATED BANC CORP	ASBC	21.9	X
TRUSTMARK CORP	TRMK	21.8	X
WACHOVIA CORP	WB	14.8	X
BANK OF NEW YORK CO INC	BK	14.6	X
COMMERCE BANCORP INC (NJ)	CBH	13.5	X
PNC FINANCIAL SVCS GROUP INC	PNC	12.5	X
ZIONS BANCORPORATION	ZION	11.4	X
MARSHALL & ILSLEY CORP	MI	11.3	X
NORTH FORK BANCORPORATION	NFB	11.2	X
WILMINGTON TRUST	WL	9.4	X
FIRST CITIZENS	FCNCA	9.0	X
TCF FINANCIAL CORP	TCB	9.0	X
COMMERCE BANCSH INC (KC)	CBSH	8.6	X
BOK FINANCIAL CORP	BOKF	8.6	X
M & T BANK CORP	MTB	8.4	X
REGIONS FINL CORP	RF	7.7	X
CITIZENS BK MICH	CBCF	7.1	X
SUNTRUST BANKS INC	STI	6.9	X
BANCORPSOUTH INC	BXS	6.2	X
BANKNORTH GROUP INC	BNK	6.2	X
SYNOVUS FINANCIAL CP	SNV	6.1	X
FIRST HORIZON NATL CORP	FHN	5.8	X
COLONIAL BANCGROUP	CNB	5.5	X
KEYCORP	KEY	5.2	X
AMSOUTH BANCORPORATION	ASO	4.8	X
BB&T CORP	BBT	4.3	X
COMERICA INC.	CMA	4.2	X
HIBERNIA CORP	HIB	3.9	X
NATIONAL CITY CORP	NCC	3.4	X
COMPASS BANCSHARES INC	CBSS	3.1	X
U S BANCORP	USB	3.0	X
POPULAR INC	BPOP	2.9	X
FIFTH THIRD BANCORP	FITB	2.8	X
HUDSON UNITED BANCORP	HU	2.7	X
SOUTH FINANCIAL	TSFG	2.7	X
HUNTINGTON BANCSHARES	HBAN	2.3	X
BANK OF AMERICA CORP	BAC	2.3	X
J P MORGAN CHASE & CO	JPM	2.1	X
FIRSTMERIT CORP	FMER	2.1	X
WELLS FARGO & CO	WFC	1.6	X
CITIGROUP INC	C	1.4	X
SKY FINANCIAL GR	SKYF	1.2	X

WEIGHTED AVERAGE		2.4	X

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/05

²  Calculated based on simple annualization of net charge-offs except for banks with net recoveries which were calculated based on the trailing four quarters' net charge-offs.

Source:  CapitalBridge

45.)                           Top 50 Banks¹ - Net Interest Margin

Quarter Ended March 31, 2005

(Percent)

WESTCORP	WES	5.28%
WELLS FARGO & CO	WFC	4.94%
CITY NATIONAL CORP	CYN	4.59%
TCF FINANCIAL CORP	TCB	4.56%
ZIONS BANCORPORATION	ZION	4.43%
MERCANTILE BANKSHARES CORP	MRBK	4.33%
REGIONS FINL CORP	RF	4.18%
U S BANCORP	USB	4.18%
NATIONAL CITY CORP	NCC	4.17%
SYNOVUS FINANCIAL CP	SNV	4.15%
HIBERNIA CORP -CL A	HIB	4.14%
COMMERCE BANCORP INC/NJ	CBH	4.14%
NORTH FORK BANCORPORATION	NFB	4.03%
BB&T CORP	BBT	4.02%
BANKNORTH GROUP INC	BNK	3.98%
FULTON FINANCIAL	FULT	3.95%
UNIONBANCAL CORP	UB	3.91%
POPULAR INC	BPOP	3.85%
M & T BANK CORP	MTB	3.84%
VALLEY NATL BANC	VLY	3.82%
SKY FINANCIAL GR	SKYF	3.81%
BANK OF AMERICA CORP	BAC	3.73%
COMMERCE BANCSHARES INC	CBSH	3.72%
COLONIAL BANCGROUP	CNB	3.70%
ASSOCIATED BANC CORP	ASBC	3.68%
COMERICA INC.	CMA	3.67%
KEYCORP	KEY	3.64%
CITIGROUP INC	C	3.58%
COMPASS BANCSHARES INC	CBSS	3.57%
FIRST HORIZON NATL CORP	FHN	3.47%
AMSOUTH BANCORPORATION	ASO	3.45%
BOK FINANCIAL CORP	BOKF	3.42%
WACHOVIA CORP	WB	3.42%
MARSHALL & ILSLEY CORP	MI	3.41%
FIFTH THIRD BANCORP	FITB	3.40%
FIRST CITIZENS	FCNCA	3.40%
SOUTH FINANCIAL	TSFG	3.40%
HUNTINGTON BANCSHARES	HBAN	3.33%
WEBSTER FINANCIAL CORP	WBS	3.31%
NEW YORK CMNTY BANCORP INC	NYB	3.26%
SOVEREIGN BANCORP INC	SOV	3.25%
PNC FINANCIAL SVCS GROUP INC	PNC	3.13%
SUNTRUST BANKS INC	STI	3.08%
HUDSON CITY BANCORP	HCBK	2.58%
J P MORGAN CHASE & CO	JPM	2.43%
BANK OF NEW YORK CO INC	BK	2.35%
MELLON FINANCIAL CORP	MEL	1.98%
INVESTORS FINL	IFIN	1.77%
NORTHERN TRUST CORP	NTRS	1.62%
STATE STREET CORP	STT	1.08%

AVERAGE		3.56%

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/05

Source:  CapitalBridge

46.)                           Top 50 Banks¹- Price/Est. Forward EPS

Quarter Ended March 31, 2005

(Multiple)

HUDSON CITY BANCORP	HCBK	23.43	X
INVESTORS FINL	IFIN	16.25	X
SYNOVUS FINANCIAL CP	SNV	15.31	X
NORTHERN TRUST CORP	NTRS	15.30	X
VALLEY NATL BANC	VLY	15.25	X
COMMERCE BANCORP INC/NJ	CBH	14.69	X
COMMERCE BANCSHARES INC	CBSH	14.56	X
FULTON FINANCIAL	FULT	14.53	X
HIBERNIA CORP -CL A	HIB	14.48	X
STATE STREET CORP	STT	14.06	X
MERCANTILE BANKSHARES CORP	MRBK	14.05	X
M & T BANK CORP	MTB	13.98	X
MELLON FINANCIAL CORP	MEL	13.72	X
CITY NATIONAL CORP	CYN	13.64	X
SKY FINANCIAL GR	SKYF	13.41	X
SOUTH FINANCIAL	TSFG	13.22	X
COMPASS BANCSHARES INC	CBSS	12.86	X
BANK OF NEW YORK CO INC	BK	12.85	X
TCF FINANCIAL CORP	TCB	12.69	X
MARSHALL & ILSLEY CORP	MI	12.61	X
HUNTINGTON BANCSHARES	HBAN	12.58	X
BOK FINANCIAL CORP	BOKF	12.48	X
FIFTH THIRD BANCORP	FITB	12.46	X
ZIONS BANCORPORATION	ZION	12.44	X
COLONIAL BANCGROUP	CNB	12.29	X
REGIONS FINL CORP	RF	12.04	X
AMSOUTH BANCORPORATION	ASO	11.96	X
BB&T CORP	BBT	11.88	X
SUNTRUST BANKS INC	STI	11.87	X
WELLS FARGO & CO	WFC	11.87	X
KEYCORP	KEY	11.71	X
ASSOCIATED BANC CORP	ASBC	11.65	X
NEW YORK CMNTY BANCORP INC	NYB	11.64	X
UNIONBANCAL CORP	UB	11.60	X
BANKNORTH GROUP INC	BNK	11.53	X
POPULAR INC	BPOP	11.53	X
WEBSTER FINANCIAL CORP	WBS	11.53	X
COMERICA INC.	CMA	11.33	X
PNC FINANCIAL SVCS GROUP INC	PNC	11.07	X
U S BANCORP	USB	11.00	X
SOVEREIGN BANCORP INC	SOV	10.76	X
WACHOVIA CORP	WB	10.67	X
NORTH FORK BANCORPORATION	NFB	10.63	X
FIRST HORIZON NATL CORP	FHN	10.54	X
NATIONAL CITY CORP	NCC	10.28	X
J P MORGAN CHASE & CO	JPM	9.94	X
BANK OF AMERICA CORP	BAC	9.84	X
CITIGROUP INC	C	9.69	X
WESTCORP	WES	8.20	X

AVERAGE		12.61	X

¹  Represents the fifty largest bank holding companies in the U.S. based on asset size at 3/31/05

Source:  CapitalBridge

47.)                           Return to Shareholders¹ +19%*

Period Ending

	Index Value
	6/30/1995	6/30/1996	6/30/1997	6/30/1998	6/30/1999	6/30/2000	6/30/2001	6/30/2002	6/30/2003	6/30/2004	6/30/2005
	($)
TCF Financial Corporation	$100.00	$143.08	$216.71	$263.63	$255.79	$243.02	$449.25	$487.13	$406.69	$609.31	$558.66
Russell 3000	$100.00	$126.01	$164.55	$211.95	$254.56	$278.99	$240.11	$198.71	$200.24	$241.21	$260.63
SNL All Bank & Thrift Index	$100.00	$135.06	$207.33	$289.54	$303.82	$252.09	$335.94	$332.40	$354.55	$419.55	$449.13

¹	Assumes $100 invested June 30, 1995 with dividends reinvested
*	Annualized return since 6/30/95
Source: SNL Securities LC

48.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and  forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks,etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changes in accounting standards or interpretations of existing standards, or monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or a bankruptcy filing by Delta Airlines, the lessee under a leveraged lease in which TCF holds an equity interest; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage claims made by TCF; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage servicing portfolio, which could adversely affect earnings; and results of litigation or other significant uncertainties. Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

49.)         NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Jun-86	$1.50	NA
Dec-86	$1.52	NA
Dec-87	$0.86	NA
Dec-88	$1.11	$0.03
Dec-89	$1.69	$0.05
Dec-90	$0.96	$0.05
Dec-91	$2.42	$0.05
Dec-92	$3.63	$0.06
Dec-93	$4.25	$0.09
Dec-94	$5.16	$0.13
Dec-95	$8.28	$0.15
Dec-96	$10.88	$.18
Dec-97	$16.97	$.23
Dec-98	$12.09	$.31
Dec-99	$12.44	$.36
Dec-00	$22.28	$.41
Dec-01	$23.99	$.50
Dec-02	$21.85	$.58
Dec-03	$25.68	$.65
Dec-04	$32.14	$.75
Jun-05	$25.88	$.85	(annualized)

50.)                           Appendix

51.)                           Risk-Based Capital

	12/01	12/02	12/03	12/04	6/05
	($ millions)

Actual	$834	$851	$842	$959	$998
Minimum Requirement	$593	$622	$628	$705	$739
Well Capitalized Requirement	$741	$777	$785	$881	$924

Tier 1:	10.24%	9.96%	9.75%	9.12%	8.62%
Total:	11.26%	10.95%	10.73%	10.88%	10.80%

Excess*:	$93.2	$73.6	$57.4	$77.4	$74.3

*  Excess over “well-capitalized” requirement.

52.)                           Leasing and Equipment Finance

Power Assets®

($ 000s)

	6/30/2005	12/31/2004	Change
Manufacturing	$256,243	$251,157	$5,086
Specialty vehicles	235,553	236,582	(1,029)
Technology and data processing	220,138	229,160	(9,022)
Construction	206,476	182,612	23,864
Medical	179,424	157,745	21,679
Trucks and trailers	65,134	74,870	(9,736)
Furniture and fixtures	55,489	51,192	4,297
Printing	50,316	45,394	4,922
Material handling	36,721	33,810	2,911
Aircraft	21,011	22,556	(1,545)
Other	93,363	90,294	3,069
Total	$1,419,868	$1,375,372	$44,496

53.)                           Leasing and Equipment Finance

Summary of Operations

($ 000s)

For the Six Months Ended June 30:	2005	2004	Change
Net interest income	$29,209	$26,668	$2,541
Provision for credit losses	1,256	2,910	(1,654)
Non-interest income	21,862	22,786	(924)
Non-interest expense	23,273	20,486	2,787
Pre-tax income	26,542	26,058	484
Income tax expense	9,494	9,294	200
Net Income	$17,048	$16,764	$284

ROA	2.32%	2.58%

54.)                           Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a Percentage of Portfolio at:	6/30/2005	12/31/2004
Middle market	.33%	.51%
Small ticket	.76	.75
Winthrop	.27	1.10
Wholesale	.01	—
Other	1.81	1.68
Total	.44	.67

55.)                           Net Charge-offs by Business Line

	2001	2002	2003	2004	YTD* 2005

Consumer home equity and other	.13%	.15%	.10%	.08%	.10%
Commercial real estate	—	.12	.07	.02	—
Commercial business	.06	1.35	.18	.04	(1.17)
Leasing and equipment finance	1.00	.80	.69	.43	.22
Residential real estate	—	—	.01	.01	.01
Total	.15	.25	.16	.11	.03

*  Annualized

56.)                           Reconciliation of GAAP to Non-GAAP Measures¹

For the Six Months Ended
June 30, 2005

Computation of Return on Equity (ROE):
Net income, as reported	$134,106

Average stockholders’ equity, as reported	$933,286

Return on equity	28.74%

Computation of Return on Tangible Equity (ROTE):
Net income	$134,106
Amortization of deposit based intangibles, net of any related tax effect	536

Net income, adjusted	$134,642

Average Stockholders’ equity	$933,286
Average goodwill	152,599
Average deposit base intangible	3,826

Average tangible equity	$776,861

Return on tangible equity (ROTE)	34.66%

¹  In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.